UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 5, 2024, Marin Software Incorporated (the “Company”) completed its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on February 14, 2024, the record date for the Annual Meeting, 18,067,139 shares of common stock of the Company were outstanding and entitled to vote. 9,063,810 shares, or 50.2% of the outstanding common stock entitled to vote at the Annual Meeting, were represented in person or by proxy.

At the Annual Meeting, stockholders voted on the proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 5, 2024, as revised on March 28, 2024 (the “Proxy Statement”). The results of the voting at the Annual Meeting were as follows:

Proposal 1. Elect Don Hutchison and Diena Lee Mann as the Class II members of the Board of Directors to hold office until the 2027 annual meeting of stockholders:

	Votes For	Votes Withheld
Don Hutchison	3,088,510	517,371
Diena Lee Mann	3,080,083	525,798

Each of the directors named under Proposal No. 1 were elected, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 2. Vote to approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio in the range of 1-for-4 to 1-for-6, with the exact ratio to be set within that range at the discretion of our Board of Directors on or before April 30, 2024 without further approval or authorization of our stockholders:

Votes For	Votes Against	Abstentions
6,634,921	2,222,030	206,859

Proposal 2 was approved, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 3. Vote to approve an amendment to our certificate of incorporation to decrease our authorized shares of common stock from 142,857,143 to such number determined by calculating the product of 142,857,143 multiplied by two times (2x) the reverse stock split ratio:

Votes For	Votes Against	Abstentions
7,409,657	1,429,957	224,196

Proposal 3 was approved, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Proposal 4. Vote, on a non-binding, advisory basis, on the compensation paid by the Company to the Company’s Named Executive Officers for the fiscal year ended December 31, 2023:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,006,182	567,763	31,936	5,457,929

Proposal 4 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement, with a vote of 86.7%.

Proposal 5. Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions
7,370,366	679,985	1,013,459

Proposal 5 passed, in accordance with the recommendation of the Company’s Board of Directors in the Proxy Statement.

Item 8.01 Other Events

On April 4, 2024, the Company’s board of directors approved a reverse stock split ratio of 6-to-1 (the “Reverse Split”) and a resulting reduction in the Company’s authorized shares of common stock from 142,857,143 shares to 47,619,047 shares, subject to the approval of the stockholders at the Annual Meeting. Subject to the filing of the Certificate of Amendment as described in the Company’s Definitive Proxy Statement filed on March 5, 2024, as revised on March 28, 2024, the Reverse Split will be effective at 5:00 p.m. Eastern Time on April 12, 2024, whereby every six shares of the Company’s issued and outstanding common stock will be automatically combined and converted into one issued and outstanding share of common stock. The Reverse Split will not affect any stockholder’s ownership percentage of the Company’s common stock.

The Company expects that at the opening of trading on April 15, 2024, the Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “MRIN,” but will be assigned a new CUSIP number (56804T 304) and will trade on a split-adjusted basis.

On April 5, 2024, the Company issued a press release announcing the foregoing. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

The foregoing disclosures constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding, among other things, the Company’s expectations regarding the timing of the Reverse Split, when Marin’s common stock will trade on an as-adjusted basis, and when the reduction in authorized shares of the Company’s capital stock will occur. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including Nasdaq’s timing for approval of trading on a split-adjusted basis and the filing of a Certificate of Amendment to our Certificate of Incorporation to effectuate the Reverse Split, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should refer to the section entitled “Risk Factors” set forth in the Company’s annual and quarterly reports and other filings the Company makes with the Securities and Exchange Commission from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. The forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Marin Software Incorporated on April 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: April 5, 2024	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer